SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 _______________

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                 March 24, 2004

                                  Boots & Coots
                        International Well Control, Inc.
             (Exact name of registrant as specified in its charter)

                         Commission File Number 1-13817

              Delaware                                 11-2908692
   (State or Other Jurisdiction of        (I.R.S. Employer Identification No.)
    Incorporation or Organization)

            11615 N. Houston Rosslyn                     77086
                 Houston, Texas                       (Zip Code)
     (Address of Principal Executive Offices)

                                  281-931-8884
              (Registrant's telephone number, including area code)

          INFORMATION  TO  BE  INCLUDED  IN  REPORT

Item 12.  Disclosure of Results of Operations and Financial Condition,

     On March 24, 2004 the registrant issued a press release entitled "Boots & Coots announces record results for 2003."

     The following information is being furnished pursuant to Item 12 "Disclosure of Results of Operations and Financial Condition."

     The Company's press release contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the requirements of Regulation G, the Company has provided quantitative reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.


     The text of the press release is as follows:

                BOOTS & COOTS ANNOUNCES RECORD RESULTS FOR 2003

   REVENUES UP 155 PERCENT; DILUTED EARNINGS PER SHARE OF $0.26 FOR THE YEAR

HOUSTON (March 24, 2004) - Boots & Coots International Well Control, Inc. (Amex:
WEL), a global prevention, emergency response and restoration company for the oil and gas industry, reported today that revenues for fiscal 2003 were up 155 percent to $35.9 million, compared to revenues of $14.1 million for 2002. For the fourth quarter, revenues increased by 238 percent to $8.9 million, compared with revenues of $2.6 million for the same period of 2002.

The company's income from continuing operations was $6.6 million for 2003 compared to a loss of $2.5 million for 2002. Net income was $7.1 million compared to a net loss of $9.2 million in the prior year. Included in 2003 net income is a non-cash, non-recurring charge of $1.3 million related to the settlement of certain liabilities. Included in 2002 net income is a non-cash non-recurring credit of $1.1 million related to a favorable bankruptcy settlement related to its former subsidiary International Tool and Supply Company. Net income attributable to common shareholders for 2003 was $5.9 million, or $0.26 per diluted share, compared to a net loss in 2002 of $12.3 million, or a $1.14 loss per diluted share. For the fourth quarter, net income from continuing operations was $1.0 million compared to a net loss of $1.6 million for the fourth quarter of 2002. Net income attributable to common shareholders was $1.0 million or $0.04 per diluted share in the fourth quarter of 2003, compared to a net loss in the prior period of $2.3 million, or a $0.21 loss per fully diluted share.

Earnings before interest, taxes, depreciation and amortization (EBITDA) increased by $11.6 million to $11.2 million in 2003. For the fourth quarter, EBITDA was $1.9 million compared to a deficit of $0.5 million in the fourth quarter of 2002.

     "Revenues were strong in both of the company's business segments," stated Jerry Winchester, President and Chief Executive Officer. "Response revenues were, of course, principally driven by our work in Iraq. Our prevention segment was a very strong performer for the year due to the continuing success of our SafeGuard and WELLSURE(R) programs. We believe that with the successful implementation of the 2004 business plan our prevention revenues will be sufficient to sustain our current operations." Earlier this month, the company announced that, pending the transition to the new contract for the Restore Iraqi Oil (RIO) program, the company has temporarily demobilized its personnel in the region. Currently, it is unclear when the company will re-mobilize its personnel, although the company remains positioned to continue its previous work and respond immediately whenever an emergency arises in Iraq.

"Last year was a year of great progress," stated Kirk Krist, Chairman of the Board. "We paid down or converted to common equity most of our senior debt and preferred stock and we restructured our remaining senior and subordinated debt into long-term debt and we strengthened the leadership of our board. We are now able to direct our energies into the growth of the business."

Operational  highlights  include:

- Prevention revenues were $3.6 million and $16.1 million for the fourth quarter and year, respectively. In 2003, the company secured two major SafeGuard contracts worth approximately $3 million over the next two years. In 2003, the company introduced WELLSURE(R) into Canada and secured 17 new contracts. Since the beginning of 2004, Boots & Coots has secured one new SafeGuard contract located in India.
- Response revenues were $5.4 million and $19.8 million for the fourth quarter and year, respectively.
- Revenues earned from Iraq related work were $5.0 million for the fourth quarter and $22.6 million for the year, which includes a first quarter equipment sale of $6.6 million.
- At December 31, 2003 the company reported working capital of $9.5 million and long-term debt of $12.4 million.
- Shareholders' equity improved $14.4 million during the year to $0.4 million from a deficit of $14.0 million at December 31, 2002.

The company will hold a conference call to discuss fourth quarter and year-end results for 2003 on Thursday, March 25, at 2:00 pm Central Time (3:00 pm Eastern
Time). The dial-in number for the call is 800-901-5241, passcode Boots & Coots. A transcript of the call will be available on the investor relations page of the company's Web site within 24 hours of the call.


ABOUT  BOOTS  &  COOTS

Boots & Coots International Well Control, Inc., Houston, Texas, provides a suite of integrated oilfield services centered on the prevention, emergency response and restoration of blowouts and well fires around the world. Boots & Coots' proprietary risk management program, WELLSURE(R), combines traditional well control insurance with post-event response as well as preventative services, giving oil and gas operators and insurance underwriters a medium for effective management of well control insurance policies. The company's SafeGuard program, developed for regional producers and operators sponsored by Boots & Coots, provides dedicated emergency response services, risk assessment and contingency planning, and continuous training and education in all aspects of critical well management. For more information, visit the company's web site at www.bncg.com.

Certain statements included in this news release are intended as "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. Boots & Coots cautions that actual future results may vary materially from those expressed or implied in any forward-looking statements. More information about the risks and uncertainties relating to these forward-looking statements are found in Boots & Coots' SEC filings, which are available free of charge on the SEC's web site at http://www.sec.gov.
                                ------------------

Company contact: Kevin Johnson, Senior Vice President-Finance, 281-931-8884, investorrelations@bncg.com.

                               (Tables to follow)

                                       ###

                    BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.
                             SUMMARY OF OPERATING RESULTS

               THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2002 AND 2003
                                      (UNAUDITED)
                        (in thousands except per share amounts)

--------------------------------------------------------------------------------------
                                            Three Months Ended    Twelve Months Ended
                                                December 31,         December 31,
------------------------------------------  -------------------  ---------------------
                                              2002       2003       2002       2003
------------------------------------------  ---------  --------  ----------  ---------

Revenue                                     $  2,644   $ 8,902   $  14,102   $ 35,935
------------------------------------------  ---------  --------  ----------  ---------

Earnings (Loss) Before Interest, Taxes,
Depreciation and Amortization                  ($527)  $ 1,901       ($337)  $ 11,230
------------------------------------------  ---------  --------  ----------  ---------

Income (Loss) From Continuing Operations*    ($1,610)  $   981     ($2,525)  $  6,609
------------------------------------------  ---------  --------  ----------  ---------

Income (Loss) From Discontinued
Operations, net of tax                      $     35   $   107     ($6,655)  $    482
------------------------------------------  ---------  --------  ----------  ---------

Net Income (Loss)*                           ($1,575)  $ 1,088     ($9,180)  $  7,091
------------------------------------------  ---------  --------  ----------  ---------

Preferred Dividend Requirements and
Accretion                                   $    760   $   119   $   3,112   $  1,223
------------------------------------------  ---------  --------  ----------  ---------

Net Income (Loss) Attributable to
Common Shareholders*                         ($2,335)  $   969    ($12,292)  $  5,868
------------------------------------------  ---------  --------  ----------  ---------

Basic Earnings  (Loss) Per Common Share:
     -    Continuing Operations                (0.21)     0.04       (0.53)      0.25
     -    Discontinued Operations               0.00      0.00       (0.61)      0.02
     -    Net Income (loss)                    (0.21)     0.04       (1.14)      0.27
------------------------------------------  ---------  --------  ----------  ---------

Diluted Earnings (Loss) Per Common Share:
     -    Continuing Operations                (0.21)     0.04       (0.53)      0.24
     -    Discontinued Operations               0.00      0.00       (0.61)      0.02
     -    Net Income (loss)                    (0.21)     0.04       (1.14)      0.26
------------------------------------------  ---------  --------  ----------  ---------
Weighted Average Common Shares
Outstanding
     -    Basic                               11,215    27,057      10,828     21,878
     -    Diluted                             11,215    27,440      10,828     22,218
------------------------------------------  ---------  --------  ----------  ---------

* Includes non-cash, non recurring income
(expense) of:                                      -      ($90)  $   1,073    ($1,390)
--------------------------------------------------------------------------------------

                    BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.
               UNAUDITED RECONCILIATION BETWEEN CONSOLIDATED STATEMENT OF
      OPERATIONS AND EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION


                THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2002 AND 2003
                                     (in thousands)

---------------------------------------------------------------------------------------
                                                Three Months Ended  Twelve Months Ended
                                                   December 31,        December 31,
----------------------------------------------  ------------------  -------------------
                                                  2002      2003      2002       2003
----------------------------------------------  ---------  -------  ---------  --------

Net Income (Loss)                                ($1,575)  $1,088    ($9,180)  $ 7,091
----------------------------------------------  ---------  -------  ---------  --------

(Income) Loss from Discontinued Operations,
Net of Income Taxes                                 ($35)   ($107)  $  6,655     ($482)
----------------------------------------------  ---------  -------  ---------  --------

Income Tax Expense                              $    200   $  577   $    543   $ 1,339
----------------------------------------------  ---------  -------  ---------  --------

Interest Expense and Other (Income)             $    570   $  108   $    443   $ 2,286
----------------------------------------------  ---------  -------  ---------  --------

Depreciation and Amortization                   $    313   $  235   $  1,202   $   996
----------------------------------------------  ---------  -------  ---------  --------

Earnings Before Interest, Taxes, Depreciation
and Amortization                                   ($527)  $1,901      ($337)  $11,230
---------------------------------------------------------------------------------------

                 BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEET

                                 (in thousands)

               ---------------------------------------------------------
                                                        December 31,
               ------------------------------------  -------------------
                                                        2002      2003
               ------------------------------------  ----------  -------

               Current Assets                        $   4,030   $16,323
               ------------------------------------  ----------  -------

               Current Liabilities                   $  21,024   $ 6,850
               ------------------------------------  ----------  -------

               Total Working Capital (deficit)        ($16,994)  $ 9,473
               ------------------------------------  ----------  -------


               Total Assets                          $   7,036   $19,628
               ------------------------------------  ----------  -------


               Long Term Debt and Notes Payable      $       -   $12,398
               ------------------------------------  ----------  -------


               Total Liabilities                     $  21,024   $19,248
               ------------------------------------  ----------  -------


               Total Shareholders' Equity (Deficit)   ($13,988)  $   380
               ---------------------------------------------------------

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              BOOTS & COOTS
                                              INTERNATIONAL WELL
                                              CONTROL, INC.

                                              By:  /s/ JERRY WINCHESTER
                                                 ------------------------
                                                    Jerry Winchester
                                                 Chief Executive Officer

                                              By:  /s/ KEVIN JOHNSON
                                                 ------------------------
                                                      Kevin Johnson
                                                 Principal Accounting Officer

Date: March 30, 2004